                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

         I, Scott D. Dorfman, Chief Executive Officer of Innotrac Corporation (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 as adopted by
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 30, 2004

                          /s/ Scott D. Dorfman
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                          Scott D. Dorfman
                          President, Chief Executive Officer and Chairman of the Board